UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

(518) 782-7700

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Plug Power Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”) in a virtual meeting format via live audio webcast on July 30, 2021. At the Annual Meeting, the Company’s stockholders voted upon the following five matters:

1. The election of Andrew J. Marsh, Gary K. Willis, and Maureen O. Helmer as Class I Directors, each to hold office until the Company’s 2024 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

2. The approval of the Fifth Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 750,000,000 shares to 1,500,000,000 shares.

3. The approval of the Plug Power Inc. 2021 Stock Option and Incentive Plan.

4. The approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.

5. The ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

At the Annual Meeting, the stockholders elected Andrew J. Marsh, Gary K. Willis, and Maureen O. Helmer as Class I Directors, approved the Fifth Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company, approved the Plug Power Inc. 2021 Stock Option and Incentive Plan, approved the non-binding advisory resolution regarding the compensation of the Company’s named executive officers, and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Set forth below are the final voting results for each matter voted upon:

Proposal 1 – Election of Class I Directors

Director	For	Withheld	Broker Non-Votes
Andrew J. Marsh	289,643,929	4,432,500	76,344,190
Gary K. Willis	209,777,049	84,299,380	76,344,190
Maureen O. Helmer	246,191,525	47,884,904	76,344,190

Proposal 2 – Approval of the Fifth Certificate of Amendment of the Amended and Restated Certificate of Incorporation

For	Against	Abstain	Broker Non-Votes
313,359,558	55,198,226	1,862,835	0

Proposal 3 – Approval of the Plug Power Inc. 2021 Stock Option and Incentive Plan

For	Against	Abstain	Broker Non-Votes
247,893,109	43,883,630	2,299,690	76,344,190

Proposal 4 – Non-binding, Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
157,023,255	134,670,523	2,382,651	76,344,190

Proposal 5 – Ratification of Appointment of KPMG

For	Against	Abstain	Broker Non-Votes
352,051,900	15,610,084	2,758,635	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.

Date: August 4, 2021	By:	/s/ Paul Middleton
Paul Middleton Chief Financial Officer